UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
(Amendment No. )

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported):  July 14, 2011

PROFIRE ENERGY, INC.
(Exact Name of Registrant as Specified in its Charter)

Nevada	000-52376	20-0019425
(State or other jurisdiction of incorporation)	Commission File Number)	(IRS Employer Identification Number)

321 South 1250 West, #3, Lindon, Utah
(Address of principal executive offices)

84042
(Zip code)

(801) 796-5127
(Registrant’s telephone number, including area code)

N/A
(Former name of former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01  Changes in Registrant’s Certifying Accountant.

On July 14, 2011, Profire Energy, Inc. (the “Company”) dismissed Child, Van Wagoner & Bradshaw, PLLC (“CVWB”) as its independent registered public accounting firm. CVWB audited the Company’s financial statements for the fiscal years ended March 31, 2011 and 2010.  The reports of CVWB for the fiscal years ended March 31, 2011 and 2010 did not contain an adverse opinion, disclaimer of opinion, and they were not qualified or modified as to uncertainty, audit scope or accounting principles.

The board of directors approved the dismissal of CVWB.  There were no disagreements between the Company and CVWB on any matter regarding accounting principles or practices, financial statement disclosure, or auditing scope or procedure during the fiscal years ended March 31, 2011 and 2010 or any subsequent interim period preceding the date of dismissal, which disagreements, if not resolved to the satisfaction of CVWB, would have caused it to make reference to the subject matter of the disagreements in connection with its reports.

There were no reportable events (as that term is used in Item 304(a)(1)(v) of Regulation S-K) between the Company and CVWB occurring during the fiscal years ended March 31, 2011 and 2010 or any subsequent interim period preceding the date of dismissal.

On July 14, 2011, the Company engaged Sadler, Gibb & Associates, LLC, Certified Public Accountants (“SGA”), as its independent registered public accounting firm.  The decision to engage SGA was approved by our board of directors.  During the fiscal years ended March 31, 2011 and 2010 and during any subsequent interim period preceding the date of engagement, the Company has not consulted with SGA regarding either:

•
the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, and neither a written report was provided to the Company nor was oral advice provided that SGA concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or

•	any matter that was either the subject of a disagreement (as defined in paragraph 304(a)(1)(iv) of Regulation S-K) or a reportable event (as described in paragraph 304(a)(1)(v) of Regulation S-K.)

The Company provided a copy of this Current Report on Form 8-K to CVWB prior to filing this Current Report on Form 8-K and requested that CVWB furnish a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the statements made in this report.  CVWB has furnished the requested letter and it is attached hereto as Exhibit 16.1

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit 16.1	Letter on change in certifying accountant from Child, Van Wagoner & Bradshaw, PLLC

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PROFIRE ENERGY, INC.

Date: July 18, 2011	By:	/s/ Andrew Limpert
Andrew Limpert
Chief Financial Officer